SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) June 25, 2002



                        International DisplayWorks, Inc.
             (Exact name of registrant as specified in its charter)



           Delaware                       0-27002                94-3333649
           --------                       -------                ----------
(State or other jurisdiction of    (Commission File Number)   (I.R.S. Employer
 incorporation or organization)                              Identification No.)



              599 Menlo Drive, Suite 200, Rocklin, California 95765 (Address and telephone number of principal executive offices)

Item 4.  Changes in Registrant's Certifying Accountants.

     Perry-Smith LLP was previously the principal accountants for International DisplayWorks, Inc. (the "Registrant"). On June 25, 2002, Perry-Smith LLP's appointment as principal accountants was terminated and Grant Thornton was appointed as principal accountants. The decision to change accountants was approved by the audit committee and the full board of directors of the Registrant.

     During the Registrant's two most recent fiscal years and periods ended December 30, 2000 and October 31, 2001 and the subsequent interim period through April 30, 2002, there were no disagreements between the Registrant and Perry-Smith LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of this disagreement.

     None of the "reportable events" described under Item 304(a)(1)(v) of Regulation S-K occurred within the Registrant's two most recent fiscal years and the subsequent interim period through April 30, 2001.

     The audit report of Perry-Smith LLP on consolidated financial statements of the Registrant and subsidiaries as of and for the fiscal years and periods ended December 30, 2000 and October 31, 2001, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, but did contain modification as to the Registrant's ability to continue as a going concern. A letter from Perry-Smith LLP is attached as Exhibit 16.1.

     During the Registrant's two most recent fiscal years and periods ended December 30, 2000 and October 31, 2001 and the subsequent interim period through April 30, 2002, the Registrant did not consult with Grant Thornton regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)      Exhibits

         The following exhibit is filed with this Form 8-K:

         16.1 Letter of Perry-Smith LLP regarding change in certifying accountant.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 26, 2002               International DisplayWorks, Inc.,
                                    a Delaware Corporation


                                    /S/ IAN BEBBINGTON
                                    ---------------------------------------
                                    Ian Bebbington,
                                    Chief Financial Officer
                                    (Principal Financial and Accounting Officer)

                                  Exhibit 16.1


Securities and Exchange Commission
Washington, D.C.  20549

Gentlemen:

     We were previously the independent accountants for International DisplayWorks, Inc. and on January 23, 2002, we reported on the consolidated financial statements of International DisplayWorks, Inc. and subsidiaries as of and for the years ended January 1, 2000, December 30, 2000 and the 10 months ended October 31, 2001. On June 25, 2002 we were dismissed as independent accountants of International DisplayWorks, Inc. We have read International DisplayWorks, Inc.'s statements included under Item 4 of its Form 8-K for June 25, 2002, and we agree with such statements.

                                                            Very truly yours,


                                                            /S/ PERRY-SMITH, LLP
                                                            Perry-Smith, LLP

Sacramento, California
June 25, 2002